H05000289137

05 DEC 20 PM 4:20 FILED SECRETARY OF STATE TALLAHASSEE, FLORIDA

RESTATED ARTICLES OF INCORPORATION OF THE WHOLEFOOD FARMACY CORP.

The WholeFood Farmacy Corp. (hereinafter called the "Corporation"), a corporation organized and existing under and by virtue of the Florida Business Corporation Act, does hereby certify:

1. The present name of the Corporation is The Wholefood Farmacy Corp., which is the name of the Corporation under the Articles of Amendment to the Articles of Incorporation of IPMC-Europe Corp.; and the date of the filing of the Amendment with the Secretary of State of Florida is November 3, 2004.

2. Pursuant to Section 607.1007 of the Florida Business Corporation Act, this Restated Articles of Incorporation was adopted by the board of directors of the Corporation on 12·6·2005 without a vote of the stockholders and merely restates and integrates, and does not further amend, the provisions of the Corporation's Amended and Restated Articles of Incorporation as theretofore amended or supplemented, and there is no discrepancy between those provisions and the provisions of this Restated Articles of Incorporation.

3. The text of this Restated Articles of Incorporation is hereby restated and integrated to read in its entirety as follows:

ARTICLE I CORPORATE NAME

The name of the Corporation is Wholefood Farmacy Corp.

ARTICLE II PURPOSE

The Corporation shall be organized for any and all purposes authorized under the laws of the state of Florida.

ARTICLE III PERIOD OF EXISTENCE

The period during which the Corporation shall exist shall be perpetual.

ARTICLE IV SHARES

4.1 Authorized Stock. The capital stock of the Corporation shall consist of 100,000,000 shares of common stock, no par value, and 10,000,000 shares of preferred stock, no par value.

4.2 Preferred Stock. The board of directors is authorized, subject to limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in one or more series, to establish the number of shares to be included in each series, and to fix the designation, powers, including voting rights, if any, preferences, and rights of the shares of each series, and any qualifications, limitations, or restrictions thereof.

4.3 Series A Preferred Stock. The express terms and provisions of the Series A Preferred Stock are as follows:

(1) *Designation and Amount.* There shall be a series of Preferred Stock that shall be designated as "Series A Preferred Stock," and the number of shares constituting such series shall be 2,000,000. Such number of shares may be increased or decreased by resolution of the board of directors; provided, however, that no decrease shall reduce the number of shares of Series A Preferred Stock to less than the number of shares then issued and outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Corporation.

(2) *Dividends and Distribution.* Subject to the prior and superior rights of the holders of any shares of any class or series of stock of the Corporation ranking prior and superior to the shares of Series A Preferred Stock with respect to dividends, and subject to the Corporation's Amended and Restated Articles of Incorporation, the holders of shares of Series A Preferred Stock shall receive that same number of dividend shares or cash dividend that the shares would have been entitled to had they been converted into Common Stock pursuant to Section 4 herein.

(3) *Voting Rights.* The holders of shares of Series A Preferred Stock shall have the following voting rights:

Each share of Series A Preferred Stock shall entitle the holder thereof to 15 votes. Except as otherwise provided herein, in any Articles of Amendment creating a series of Preferred Stock or any similar stock of the Corporation, or by law, the holders of Series A Preferred Stock and the holders of Common Stock, having general voting rights shall vote together, as one class, on all matters submitted to a vote of shareholders of the Corporation. The number of votes hereunder shall be adjusted for any increase in the Common Stock issued due to stock splits, recapitalizations or stock dividends.

(4) *Conversion.* The Series A Preferred Stock may be converted by the Purchaser into one share of Common Stock for every share of Preferred Stock. Such a Conversion Ratio shall be adjusted for any stock split, recapitalization or share dividend.

(5) *No Redemption.* Shares of Series A Preferred Stock shall not be subject to redemption by the Corporation.

(6) *Amendment.* At any time that any shares of Series A Preferred Stock are outstanding, this Restatement of Articles of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences

or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting separately as a class.

4.4 Other Powers of the Board of Directors with respect to Shares.

(1) The board of directors may effectuate dividends payable in shares by issuance of shares of any class or series to holders of shares of any other class or series.

(2) The board of directors may issue rights and options to acquire shares upon such terms as the board of directors shall determine.

ARTICLE V
PLACE OF BUSINESS

The address of the principal place of business of the Corporation is 117 East Main Street, Rogersville, Tennessee 37857. The board of directors may at any time and from time move the principal office of the Corporation.

ARTICLE VI
DIRECTORS AND OFFICERS

The business of the Corporation shall be managed by its board of directors. The number of such directors shall not be less than one (1) and, subject to such minimum may be increased or decreased from time to time in the manner provided in the By-Laws. The board of directors shall be elected by the stockholders of the Corporation at such time and in such manner as provided in the By-laws.

ARTICLE VII
DENIAL OF PREEMPTIVE RIGHTS

No shareholder shall have any right to acquire shares or other securities of the Corporation except to the extent to such right may be granted by an amendment to these Restated Articles of Incorporation or by a resolution of the board of directors.

ARTICLE VIII
AMENDMENT OF BY-LAWS

Anything in these Restated Articles of Incorporation, the By-Laws, or the Florida Business Corporation Act notwithstanding, by-laws not be adopted, modified, amended or repealed by the shareholders of the Corporation except upon the affirmative vote of a simple majority vote of the holders of all the issued and outstanding shares of the Corporation entitled to vote thereon.

ARTICLE IX
SHAREHOLDERS

9.1 Inspection of books. The board of directors shall make the reasonable rules to determine at what times and place and under what conditions the books of the Corporation shall be open to inspection by shareholders or a duly appointed representative of a shareholder.

9.2 Control Share Acquisition. The provisions relating to any control share acquisition as contained in Florida Statues now, or hereinafter amended, and any successor provision shall not be applied to the Corporation.

9.3 Quorum. The holders of shares entitled to one-third of the votes at a meeting of shareholder's shall constitute a quorum.

9.4 Required Vote. Acts of shareholders shall require the approval of holders of 50.01% of the outstanding votes of shareholders.

ARTICLE X
LIABILITY AND INDEMNIFICATION OF DIRECTORS AND OFFICERS

To the fullest extent permitted by law, no director or officer of the Corporation shall be personally liable to the Corporation or its shareholders for damages for breach of any duty owed to the Corporation or its shareholders. In addition, the Corporation shall have the power, in its By-laws or in any resolution of its stockholders or directors, to undertake to indemnify the officers and directors of this corporation against any contingency or peril as may be determined to be in the best interest of this corporation, and in conjunction therewith, to procure at this corporation's expense, policies of insurance.

ARTICLE XI
CONTRACTS

No contract or other transaction between this corporation and any person, firm or corporation shall be affected by the fact that any officer or director of this corporation is such other party or is, or at some time in the future becomes, an officer, director or partner of such other contracting party, or has now or hereafter a director or indirect interest in such contract.

ARTICLE XII
RESIDENT AGENT

The address of the Corporation's registered office in the State of Florida is 2731 Executive Park Drive, Suite 4, Weston, Florida 33331. The name of its registered agent at such address is NRAI Services, Inc.

H05000289137

This Restated Articles of Incorporation shall become effective upon filing with the Secretary of State of Florida.

The WholeFood Farmacy Corp. has caused this Restated Articles of Incorporation to be executed this 6th day December 2005

Steven L. Tilton
President and Chief Executive Officer

Attest:

_______________, Secretary

FILED
11 NOV -3 PM 1:46
SECRETARY OF STATE
TALLAHASSEE FLORIDA

Articles of Amendment
to
Articles of Incorporation
of

Wholefood Farmacy Corp

(Name of Corporation as currently filed with the Florida Dept. of State)

P01000117450

(Document Number of Corporation (if known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this ***Florida Profit Corporation*** adopts the following amendment(s) to its Articles of Incorporation:

A. If amending name, enter the new name of the corporation:

Wham Inc.

The new name must be distinguishable and contain the word "corporation," "company," or "incorporated" or the abbreviation "Corp.," "Inc.," or Co.," or the designation "Corp," "Inc," or "Co". A professional corporation name must contain the word "chartered," "professional association," or the abbreviation "P.A."

B. Enter new principal office address, if applicable:
(Principal office address MUST BE A STREET ADDRESS)

5541 N Leavenworth
Chicago, IL 60630

C. Enter new mailing address, if applicable:
(Mailing address MAY BE A POST OFFICE BOX)

5541 N Leavenworth
Chicago, IL 60630

D. If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:

Name of New Registered Agent: ____________________

New Registered Office Address: ____________________
(Florida street address)

____________________, Florida______
(City) *(Zip Code)*

New Registered Agent's Signature, if changing Registered Agent:
I hereby accept the appointment as registered agent. I am familiar with and accept the obligations of the position.

____
Signature of New Registered Agent, if changing

If AMENDING the Officers and/or Directors, please list all officers/directors of the corporation as you now want the record to be. Please indicate the title(s), name and address for each officer/director.
(Our database can index up to 6 officers/directors. If you have more than 6 officers/directors, please list them on an additional sheet.)

Title(s)	Name	Address
1) Pres/COO	Israel Vasquez	5541 N Leavenworth Chicago IL 60630
2) CEO	Abigail Peurifoy	12303 Gran Vista San Antonio, Tx 78233
3) CFO	Carlos Mendendez	1507 Shermer rd Northbrook, IL 60062
4) CFO	Hector Concepcion	39153 Welsh Lane Beach Park, IL 60083
5)		
6)		

If REMOVING an officer and/or director, please list the title(s) and name of the officer/director to be removed:

Title(s)	Name	Title(s)	Name
1) Pres	TILTON, STEVEN L	4) D	RICORD, RORY
2) D	BRAND, DAVID B	5) D	PERRY, WILLIAM
3) D	ASLANIAN, JOHN	6) D	DENNINGTON, LEPHIEW

E. If amending or adding additional Articles, enter change(s) here

(*attach additional sheets, if necessary*). (*Be specific*)

F. If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:

(*if not applicable, indicate N/A*)

The date of each amendment(s) adoption: 09/01/2011

(date of adoption - required)

Effective date if applicable: ____________________

(no more than 90 days after amendment file date)

Adoption of Amendment(s) **(CHECK ONE)**

☐ The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐ The amendment(s) was/were approved by the shareholders through voting groups. *The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):*

"The number of votes cast for the amendment(s) was/were sufficient for approval

by ____________________."

(voting group)

☑ The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

☐ The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Dated 11/02/2011

Signature Abigail Peurifoy

(By a director, president or other officer – if directors or officers have not been selected, by an incorporator – if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

Abigail Peurifoy

(Typed or printed name of person signing)

CEO

(Title of person signing)

The date of each amendment(s) adoption: 09/01/2011

(date of adoption - required)

Effective date if applicable: ____________________

(no more than 90 days after amendment file date)

Adoption of Amendment(s) **(CHECK ONE)**

☐ The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐ The amendment(s) was/were approved by the shareholders through voting groups. *The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):*

"The number of votes cast for the amendment(s) was/were sufficient for approval

by ____________________."

(voting group)

☑ The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

☐ The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Dated 11/02/2011

Signature Abigail Peurifoy

(By a director, president or other officer – if directors or officers have not been selected, by an incorporator – if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

Abigail Peurifoy

(Typed or printed name of person signing)

CEO

(Title of person signing)

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added:

(Attach additional sheets, if necessary)

Please note the officer/director title by the first letter of the office title:

P = President; V= Vice President; T= Treasurer; S= Secretary; D= Director; TR= Trustee; C = Chairman or Clerk; CEO = Chief Executive Officer; CFO = Chief Financial Officer. If an officer/director holds more than one title, list the first letter of each office held. President, Treasurer, Director would be PTD.

Changes should be noted in the following manner. Currently John Doe is listed as the PST and Mike Jones is listed as the V. There is a change, Mike Jones leaves the corporation, Sally Smith is named the V and S. These should be noted as John Doe, PT as a Change, Mike Jones, V as Remove, and Sally Smith, SV as an Add.

Example:

X Change	PT	John Doe
X Remove	V	Mike Jones
X Add	SV	Sally Smith

Type of Action (Check One)	Title	Name	Address
1) ____ Change	______	______________________	______________________
____ Add			______________________
____ Remove			______________________
2) ____ Change	______	______________________	______________________
____ Add			______________________
____ Remove			______________________
3) ____ Change	______	______________________	______________________
____ Add			______________________
____ Remove			______________________
4) ____ Change	______	______________________	______________________
____ Add			______________________
____ Remove			______________________
5) ____ Change	______	______________________	______________________
____ Add			______________________
____ Remove			______________________
6) ____ Change	______	______________________	______________________
____ Add			______________________
____ Remove			______________________

E. **If amending or adding additional Articles, enter change(s) here**:
(Attach *additional sheets, if necessary*). *(Be specific)*

Article 4.1 The Capital Stock of the Corporation shall consist of 500,000,000 shares of common stock, No par value and 20,000,000 Preferred Stock shares, no par value.

Article 4. 2 The Authorized Shares for Series "A" Preferred Stock shall consist of 10,000,000 shares no par value.

F. **If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:**
(if not applicable, indicate N/A)

The date of each amendment(s) adoption: 5/26/2015, if other than the date this document was signed.

Effective date if applicable: ______________________

(no more than 90 days after amendment file date)

Note: If the date inserted in this block does not meet the applicable statutory filing requirements, this date will not be listed as the document's effective date on the Department of State's records.

Adoption of Amendment(s) **(CHECK ONE)**

■ The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐ The amendment(s) was/were approved by the shareholders through voting groups. *The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):*

"The number of votes cast for the amendment(s) was/were sufficient for approval

by ______________________."

(voting group)

☐ The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

☐ The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Dated 5/27/2015

Signature ______________________

(By a director, president or other officer – if directors or officers have not been selected, by an incorporator – if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

Abigail Peurifoy

(Typed or printed name of person signing)

CVO

(Title of person signing)

15 NOV 19 AM 11:03

Articles of Amendment
to
Articles of Incorporation
of

Wham Inc.

(Name of Corporation as currently filed with the Florida Dept. of State)

P01000117450

(Document Number of Corporation (if known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this ***Florida Profit Corporation*** adopts the following amendment(s) to its Articles of Incorporation:

A. If amending name, enter the new name of the corporation:

_______________ *The new name must be distinguishable and contain the word "corporation," "company," or "incorporated" or the abbreviation "Corp.," "Inc.," or Co.," or the designation "Corp," "Inc," or "Co". A professional corporation name must contain the word "chartered," "professional association," or the abbreviation "P.A."*

B. Enter new principal office address, if applicable:
(Principal office address MUST BE A STREET ADDRESS)

982 E. 9th Street
Lockport IL 60441

C. Enter new mailing address, if applicable:
(Mailing address MAY BE A POST OFFICE BOX)

D. If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:

Name of New Registered Agent _______________

____
(Florida street address)

New Registered Office Address: _______________, Florida _______________
(City) *(Zip Code)*

New Registered Agent's Signature, if changing Registered Agent:
I hereby accept the appointment as registered agent. I am familiar with and accept the obligations of the position.

____
Signature of New Registered Agent, if changing

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added:
(Attach additional sheets, if necessary)

Please note the officer/director title by the first letter of the office title:
P = President; V= Vice President; T= Treasurer; S= Secretary; D= Director; TR= Trustee; C = Chairman or Clerk; CEO = Chief Executive Officer; CFO = Chief Financial Officer. If an officer/director holds more than one title, list the first letter of each office held. President, Treasurer, Director would be PTD.
Changes should be noted in the following manner. Currently John Doe is listed as the PST and Mike Jones is listed as the V. There is a change, Mike Jones leaves the corporation. Sally Smith is named the V and S. These should be noted as John Doe, PT as a Change, Mike Jones, V as Remove, and Sally Smith, SV as an Add.

Example:

X Change	PT	John Doe
X Remove	V	Mike Jones
X Add	SV	Sally Smith

Type of Action (Check One)	Title	Name	Address
1) X Change ___ Add ___ Remove	CEO/P	Theodore Fotsis	982 E 9th Street Lockport, IL 60441
2) X Change ___ Add ___ Remove	COO	Israel Vasquez	982 E 9th Street Lockport, IL 60441
3) ___ Change ___ Add X Remove	CVO/Se	Abigail Peurifoy	982 E 9th Street Lockport, IL 60441
4) ___ Change X Add ___ Remove	T & S	Alan Uecke	982 E 9th Street Lockport, IL 60441
5) ___ Change X Add ___ Remove	D	Russ Guzior	982 E 9th Street Lockport, IL 60441
6) ___ Change ___ Add X Remove	D	Ronald Balitierra	982 E 9th Street Lockport, IL 60441

E. **<u>If amending or adding additional Articles, enter change(s) here</u>**:
(Attach *additional sheets, if necessary*). *(Be specific)*

F. **<u>If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:</u>**
(*if not applicable, indicate N/A*)

The date of each amendment(s) adoption: ____________________, if other than the date this document was signed.

Effective date if applicable: ____________________

(no more than 90 days after amendment file date)

Note: If the date inserted in this block does not meet the applicable statutory filing requirements, this date will not be listed as the document's effective date on the Department of State's records.

Adoption of Amendment(s) **(CHECK ONE)**

☐ The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐ The amendment(s) was/were approved by the shareholders through voting groups. *The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):*

"The number of votes cast for the amendment(s) was/were sufficient for approval

by ____________________."

(voting group)

☐ The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

■ The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Dated 11/17/2015

Signature ____________________

(By a director, president or other officer – if directors or officers have not been selected, by an incorporator – if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

Theodore Fotsis

(Typed or printed name of person signing)

Cheif Operating Officer

(Title of person signing)

Articles of Amendment
to
Articles of Incorporation
of

FILED
15 DEC -8 AM 6:49
SECRETARY OF STATE
TALLAHASSEE FLORIDA

Wham Inc.

(Name of Corporation as currently filed with the Florida Dept. of State)

P01000117450

(Document Number of Corporation (if known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this ***Florida Profit Corporation*** adopts the following amendment(s) to its Articles of Incorporation:

A. If amending name, enter the new name of the corporation:

______________________________ *The new name must be distinguishable and contain the word "corporation," "company," or "incorporated" or the abbreviation "Corp.," "Inc.," or Co.," or the designation "Corp," "Inc," or "Co". A professional corporation name must contain the word "chartered," "professional association," or the abbreviation "P.A."*

B. Enter new principal office address, if applicable:
(Principal office address MUST BE A STREET ADDRESS)

____

____

____

C. Enter new mailing address, if applicable:
(Mailing address MAY BE A POST OFFICE BOX)

____

____

____

D. If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:

Name of New Registered Agent ______________________________

____
(Florida street address)

New Registered Office Address: ______________________________, Florida ____________
(City) *(Zip Code)*

New Registered Agent's Signature, if changing Registered Agent:
I hereby accept the appointment as registered agent. I am familiar with and accept the obligations of the position.

____
Signature of New Registered Agent, if changing

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added:

(Attach additional sheets, if necessary)

Please note the officer/director title by the first letter of the office title:

P = President; V= Vice President; T= Treasurer; S= Secretary; D= Director; TR= Trustee; C = Chairman or Clerk; CEO = Chief Executive Officer; CFO = Chief Financial Officer. If an officer/director holds more than one title, list the first letter of each office held. President, Treasurer, Director would be PTD.

Changes should be noted in the following manner. Currently John Doe is listed as the PST and Mike Jones is listed as the V. There is a change, Mike Jones leaves the corporation, Sally Smith is named the V and S. These should be noted as John Doe, PT as a Change, Mike Jones, V as Remove, and Sally Smith, SV as an Add.

Example:

X Change	PT	John Doe
X Remove	V	Mike Jones
X Add	SV	Sally Smith

Type of Action (Check One)	Title	Name	Address
1) x Change	D	Sid Saldanha	982 E 9th Street
____ Add			Lockport, IL 60441
____ Remove			
2) ____ Change			
____ Add			
____ Remove			
3) ____ Change			
____ Add			
____ Remove			
4) ____ Change			
____ Add			
____ Remove			
5) ____ Change			
____ Add			
____ Remove			
6) ____ Change			
____ Add			
____ Remove			

E. <u>If amending or adding additional Articles, enter change(s) here</u>:
(Attach *additional sheets, if necessary*). *(Be specific)*

F. <u>If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:</u>
(*if not applicable, indicate N/A*)

The date of each amendment(s) adoption: ______________________________, if other than the date this document was signed.

Effective date if applicable: ______________________________

(no more than 90 days after amendment file date)

Note: If the date inserted in this block does not meet the applicable statutory filing requirements, this date will not be listed as the document's effective date on the Department of State's records.

Adoption of Amendment(s) **(CHECK ONE)**

☐ The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐ The amendment(s) was/were approved by the shareholders through voting groups. *The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):*

"The number of votes cast for the amendment(s) was/were sufficient for approval

by ______________________________."

(voting group)

☐ The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

■ The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Dated 11/30/2015

Signature [signature]

(By a director, president or other officer – if directors or officers have not been selected, by an incorporator – if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

Theodore E Fotsis

(Typed or printed name of person signing)

Chairman/CEO

(Title of person signing)

Articles of Amendment
to
Articles of Incorporation
of

Wham Inc.

(Name of Corporation as currently filed with the Florida Dept. of State)

P01000117450

(Document Number of Corporation (if known))

Pursuant to the provisions of section 607.1006, Florida Statutes, this ***Florida Profit Corporation*** adopts the following amendment(s) to its Articles of Incorporation:

A. If amending name, enter the new name of the corporation:

_______________ *The new name must be distinguishable and contain the word "corporation," "company," or "incorporated" or the abbreviation "Corp.," "Inc.," or Co.," or the designation "Corp," "Inc," or "Co". A professional corporation name must contain the word "chartered," "professional association," or the abbreviation "P.A."*

B. Enter new principal office address, if applicable:
(Principal office address MUST BE A STREET ADDRESS)

982 E 9th Street
Lockport, IL 60441

C. Enter new mailing address, if applicable:
(Mailing address MAY BE A POST OFFICE BOX)

2015 DEC 10 PM 3:01
FILED

D. If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:

Name of New Registered Agent _______________

____
(Florida street address)

New Registered Office Address: _______________, Florida_______________
(City) *(Zip Code)*

New Registered Agent's Signature, if changing Registered Agent:
I hereby accept the appointment as registered agent. I am familiar with and accept the obligations of the position.

____
Signature of New Registered Agent, if changing

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added:

(Attach additional sheets, if necessary)

Please note the officer/director title by the first letter of the office title:

P = President; V= Vice President; T= Treasurer; S= Secretary; D= Director; TR= Trustee; C = Chairman or Clerk; CEO = Chief Executive Officer; CFO = Chief Financial Officer. If an officer/director holds more than one title, list the first letter of each office held. President, Treasurer, Director would be PTD.

Changes should be noted in the following manner. Currently John Doe is listed as the PST and Mike Jones is listed as the V. There is a change, Mike Jones leaves the corporation, Sally Smith is named the V and S. These should be noted as John Doe, PT as a Change, Mike Jones, V as Remove, and Sally Smith, SV as an Add.

Example:

Action	Title	Name
X Change	PT	John Doe
X Remove	V	Mike Jones
X Add	SV	Sally Smith

Type of Action (Check One)	Title	Name	Address
1) X Change	D	Sid Saldanha	982 E 9th Street
____ Add			Lockport, IL 60441
____ Remove			
2) ____ Change	COO	Israel Vasquez	982 E 9th Street
____ Add			Lockport, IL 60441
X Remove			
3) ____ Change	COO/D	Russ Guzior	982 E 9th Street
X Add			Lockport, IL 60441
____ Remove			
4) ____ Change			
____ Add			
____ Remove			
5) ____ Change			
____ Add			
____ Remove			
6) ____ Change			
____ Add			
____ Remove			

E. **<u>If amending or adding additional Articles, enter change(s) here</u>**:
(Attach *additional sheets, if necessary).* *(Be specific)*

F. **<u>If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:</u>**
(*if not applicable, indicate N/A*)

The date of each amendment(s) adoption: ______________________, if other than the date this document was signed.

Effective date if applicable: ______________________

(no more than 90 days after amendment file date)

Note: If the date inserted in this block does not meet the applicable statutory filing requirements, this date will not be listed as the document's effective date on the Department of State's records.

Adoption of Amendment(s) **(CHECK ONE)**

☐ The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐ The amendment(s) was/were approved by the shareholders through voting groups. *The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):*

"The number of votes cast for the amendment(s) was/were sufficient for approval

by ______________________."

(voting group)

☐ The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

■ The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Dated 12/07/2015

Signature ______________________

(By a director, president or other officer – if directors or officers have not been selected, by an incorporator – if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

Theodore Fotsis

(Typed or printed name of person signing)

Chairman/CEO

(Title of person signing)

Articles of Amendment
to
Articles of Incorporation
of

WHAM INC.

(**Name of Corporation as currently filed with the Florida Dept. of State**)

P01000117450

(Document Number of Corporation (if known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this ***Florida Profit Corporation*** adopts the following amendment(s) to its Articles of Incorporation:

2016 FEB 25 AM 7:56
SECRETARY OF STATE
TALLAHASSEE, FLORIDA
FILED

A. If amending name, enter the new name of the corporation:

_______________ *The new name must be distinguishable and contain the word "corporation," "company," or "incorporated" or the abbreviation "Corp.," "Inc.," or Co.," or the designation "Corp," "Inc," or "Co". A professional corporation name must contain the word "chartered," "professional association," or the abbreviation "P.A."*

B. Enter new principal office address, if applicable:
(Principal office address MUST BE A STREET ADDRESS)

C. Enter new mailing address, if applicable:
(Mailing address MAY BE A POST OFFICE BOX)

D. If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:

Name of New Registered Agent REGISTERED AGENTS INC.

3030 N. Rocky Point Dr, STE 150
(Florida street address)

New Registered Office Address: Tampa, Florida 33607
(City) *(Zip Code)*

New Registered Agent's Signature, if changing Registered Agent:
I hereby accept the appointment as registered agent. I am familiar with and accept the obligations of the position.

[signature] Bill Havre/Assistant Secretary
Signature of New Registered Agent, ~~if changing~~

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added:

(Attach additional sheets, if necessary)

Please note the officer/director title by the first letter of the office title:

P = President; V= Vice President; T= Treasurer; S= Secretary; D= Director; TR= Trustee; C = Chairman or Clerk; CEO = Chief Executive Officer; CFO = Chief Financial Officer. If an officer/director holds more than one title, list the first letter of each office held. President, Treasurer, Director would be PTD.

Changes should be noted in the following manner. Currently John Doe is listed as the PST and Mike Jones is listed as the V. There is a change, Mike Jones leaves the corporation, Sally Smith is named the V and S. These should be noted as John Doe, PT as a Change, Mike Jones, V as Remove, and Sally Smith, SV as an Add.

Example:

X Change	PT	John Doe
X Remove	V	Mike Jones
X Add	SV	Sally Smith

Type of Action (Check One)	Title	Name	Address
1) ☐ Change	D	Sid Saldanha	982 E. 9th Street
☐ Add			Lockport, IL 60441
☑ Remove			
2) ☐ Change			
☐ Add			
☐ Remove			
3) ☐ Change			
☐ Add			
☐ Remove			
4) ☐ Change			
☐ Add			
☐ Remove			
5) ☐ Change			
☐ Add			
☐ Remove			
6) ☐ Change			
☐ Add			
☐ Remove			

E. **<u>If amending or adding additional Articles, enter change(s) here</u>**:
(Attach *additional sheets, if necessary*). *(Be specific)*

F. **<u>If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:</u>**
(if not applicable, indicate N/A)

The date of each amendment(s) adoption: ______________________________, if other than the date this document was signed.

Effective date if applicable: ______________________________

(no more than 90 days after amendment file date)

Adoption of Amendment(s) **(CHECK ONE)**

☐ The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐ The amendment(s) was/were approved by the shareholders through voting groups. *The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):*

"The number of votes cast for the amendment(s) was/were sufficient for approval

by ______________________________."

(voting group)

☑ The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

☐ The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Dated 02/03/2016

Signature ______________________________

(By a director, president or other officer – if directors or officers have not been selected, by an incorporator – if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

Theodore Fotsis

(Typed or printed name of person signing)

Chairman/CEO

(Title of person signing)

Articles of Amendment
to
Articles of Incorporation
of

FILED

16 APR 15 PM 4:01

SECRETARY OF STATE
TALLAHASSEE, FLORIDA

WHAM INC.

(Name of Corporation as currently filed with the Florida Dept. of State)

P01000117450

(Document Number of Corporation (if known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this ***Florida Profit Corporation*** adopts the following amendment(s) to its Articles of Incorporation:

A. If amending name, enter the new name of the corporation:

____ *The new name must be distinguishable and contain the word "corporation," "company," or "incorporated" or the abbreviation "Corp.," "Inc.," or Co.," or the designation "Corp," "Inc," or "Co". A professional corporation name must contain the word "chartered," "professional association," or the abbreviation "P.A."*

B. Enter new principal office address, if applicable:
(Principal office address MUST BE A STREET ADDRESS)

____

____

____

C. Enter new mailing address, if applicable:
(Mailing address MAY BE A POST OFFICE BOX)

____

____

____

D. If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:

Name of New Registered Agent _______________________________

____
(Florida street address)

New Registered Office Address: _______________________________, Florida_____________
(City) *(Zip Code)*

New Registered Agent's Signature, if changing Registered Agent:
I hereby accept the appointment as registered agent. I am familiar with and accept the obligations of the position.

____
Signature of New Registered Agent, if changing

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added:
(Attach additional sheets, if necessary)
Please note the officer/director title by the first letter of the office title:
P = President; V= Vice President; T= Treasurer; S= Secretary; D= Director; TR= Trustee; C = Chairman or Clerk; CEO = Chief Executive Officer; CFO = Chief Financial Officer. If an officer/director holds more than one title, list the first letter of each office held. President, Treasurer, Director would be PTD.
Changes should be noted in the following manner. Currently John Doe is listed as the PST and Mike Jones is listed as the V. There is a change, Mike Jones leaves the corporation, Sally Smith is named the V and S. These should be noted as John Doe, PT as a Change, Mike Jones, V as Remove, and Sally Smith, SV as an Add.

Example:

X Change	PT	John Doe
X Remove	V	Mike Jones
X Add	SV	Sally Smith

Type of Action (Check One)	Title	Name	Address
1) ___ Change	D	Mario Santiago	982 E. 9th Street
X Add			Lockport, IL. 60441
___ Remove			
2) ___ Change	S/T	Alan Uecke	982 E. 9th Street
___ Add			Lockport, IL. 60441
X Remove			
3) X Change	CEO/P	Theodore Fotsis	982 E. 9th Street
___ Add			Lockport, IL 60441
___ Remove			
4) X Change	COO/D	Russ Guzior	982 E. 9th Street
___ Add			Lockport, IL. 60441
___ Remove			
5) ___ Change			
___ Add			
___ Remove			
6) ___ Change			
___ Add			
___ Remove			

E. **If amending or adding additional Articles, enter change(s) here:**
(Attach *additional sheets, if necessary). (Be specific)

F. **If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:**
(*if not applicable, indicate N/A*)

The date of each amendment(s) adoption: ______________________________, if other than the date this document was signed.

Effective date <u>if applicable</u>: ______________________________

(no more than 90 days after amendment file date)

Note: If the date inserted in this block does not meet the applicable statutory filing requirements, this date will not be listed as the document's effective date on the Department of State's records.

Adoption of Amendment(s) **(<u>CHECK ONE</u>)**

☐ The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐ The amendment(s) was/were approved by the shareholders through voting groups. *The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):*

"The number of votes cast for the amendment(s) was/were sufficient for approval

by ______________________________."

(voting group)

■ The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

☐ The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Dated 4/13/16

Signature ______________________________

(By a director, president ~~or other officer~~ – if directors or officers have not been selected, ~~by an incorporator~~ – if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

Theodore Fotsis

(Typed or printed name of person signing)

Chairman/CEO

(Title of person signing)

Articles of Amendment
to
Articles of Incorporation
of

FILED
16 APR 22 AM 8: 54
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

WHAM INC.

(Name of Corporation as currently filed with the Florida Dept. of State)

P01000117450

(Document Number of Corporation (if known))

Pursuant to the provisions of section 607.1006, Florida Statutes, this ***Florida Profit Corporation*** adopts the following amendment(s) to its Articles of Incorporation:

A. If amending name, enter the new name of the corporation:

______________________________ *The new name must be distinguishable and contain the word "corporation," "company," or "incorporated" or the abbreviation "Corp.," "Inc.," or Co.," or the designation "Corp," "Inc," or "Co". A professional corporation name must contain the word "chartered," "professional association," or the abbreviation "P.A."*

B. Enter new principal office address, if applicable:
(Principal office address MUST BE A STREET ADDRESS)

____
____
____

C. Enter new mailing address, if applicable:
(Mailing address MAY BE A POST OFFICE BOX)

____
____
____

D. If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:

Name of New Registered Agent ______________________________

____
(Florida street address)

New Registered Office Address: ______________________________, Florida ______________
(City) *(Zip Code)*

New Registered Agent's Signature, if changing Registered Agent:
I hereby accept the appointment as registered agent. I am familiar with and accept the obligations of the position.

____
Signature of New Registered Agent, if changing

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added:
(Attach additional sheets, if necessary)
Please note the officer/director title by the first letter of the office title:
P = President; V= Vice President; T= Treasurer; S= Secretary; D= Director; TR= Trustee; C = Chairman or Clerk; CEO = Chief Executive Officer; CFO = Chief Financial Officer. If an officer/director holds more than one title, list the first letter of each office held. President, Treasurer, Director would be PTD.
Changes should be noted in the following manner. Currently John Doe is listed as the PST and Mike Jones is listed as the V. There is a change, Mike Jones leaves the corporation, Sally Smith is named the V and S. These should be noted as John Doe, PT as a Change, Mike Jones, V as Remove, and Sally Smith, SV as an Add.

Example:

X Change PT John Doe

X Remove V Mike Jones

X Add SV Sally Smith

Type of Action (Check One)	Title	Name	Address
1) ____ Change	______	______________________	______________________
____ Add			______________________
____ Remove			______________________
2) ____ Change	______	______________________	______________________
____ Add			______________________
____ Remove			______________________
3) ____ Change	______	______________________	______________________
____ Add			______________________
____ Remove			______________________
4) ____ Change	______	______________________	______________________
____ Add			______________________
____ Remove			______________________
5) ____ Change	______	______________________	______________________
____ Add			______________________
____ Remove			______________________
6) ____ Change	______	______________________	______________________
____ Add			______________________
____ Remove			______________________

E. **<u>If amending or adding additional Articles, enter change(s) here</u>**:
(Attach *additional sheets, if necessary*). *(Be specific)*

See Attached

F. **<u>If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:</u>**
(if not applicable, indicate N/A)

The date of each amendment(s) adoption: ______________________________, if other than the date this document was signed.

Effective date **if applicable**: ______________________________

(no more than 90 days after amendment file date)

Note: If the date inserted in this block does not meet the applicable statutory filing requirements, this date will not be listed as the document's effective date on the Department of State's records.

Adoption of Amendment(s) **(CHECK ONE)**

■ The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐ The amendment(s) was/were approved by the shareholders through voting groups. *The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):*

"The number of votes cast for the amendment(s) was/were sufficient for approval

by ______________________________."

(voting group)

☐ The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

☐ The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Dated April 21st 2016

Signature ______________________________

(By a director, president or other officer – if directors or officers have not been selected, by an incorporator – if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

Theodore Fotsis

(Typed or printed name of person signing)

Chairman/CEO

(Title of person signing)

ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF WHAM INC.

WHAM INC., a Corporation organized and existing under Florida Business Corporation Act (hereinafter called the "Corporation"), in accordance with the provisions of Section 607.0602 thereof, DOES HEREBY CERTIFY:

1. That the present name of the corporation is WHAM INC., which is the name of the Corporation under the Articles of Amendment to the Articles of Incorporation of WholeFood Farmacy Corp. and the date of the filing of that amendment with the Secretary of State of Florida was Dec. 20th 2005.

2. Pursuant to section 607.1006 of the Florida Business Corporation Act, WHAM INC. takes over the WholeFood Farmacy with an Articles of Amendment Corporation name change filed under the Amended Articles of Incorporation with the Secretary of State of Florida on November 03, 2011.

3. Pursuant to section 607.1006 of the Florida Business Corporation Act, this Articles of Amendment to the Articles of Incorporation was amended by the board of directors of the Corporation without a vote of the shareholders and merely restates and integrates, and does not further amend, the provisions of the Corporation's Articles of Amendment to the Articles of Incorporation as thereof Amended or supplemented, and there is no discrepancy between those provisions and the provisions of this Amended Articles of Incorporation. Shareholder action was not required.

The following Articles of Amendment were adopted by letter of consent by a majority vote of the shareholders in the manner prescribed 607.0602 of the Florida Business Corporation Act. Shareholder action was not required.

That pursuant to the authority vested in the majority shareholders in accordance with the provisions of the Articles of Amendment to Articles of Incorporation of the Corporation (the "Articles of Incorporation"), the said majority shareholders adopted the following resolution, Article 4.1 The capital stock of the corporation shall consist of 500,000,000 shares of Common Stock, no par value, 20,000,000 shares of Preferred Stock, no par value and 10,000,000 shares of Series A Preferred Stock no par value.

ARTICLE I
CORPORATION NAME

The name of this Corporation is WHAM INC.

ARTICLE II
PURPOSE

The Corporation shall be organized for any and all purposes authorized under the laws of the state of Florida.

ARTICLE III
PERIOD OF EXISTENCE

The period for during which this corporation shall exist shall be perpetual.

ARTICLE IV
SHARES

4.1 Authorized Stock The capital stock of the Corporation shall consist of 500,000,000 shares of Common Stock, no par value, 20,000,000 shares of Preferred Stock, no par value and 10,000,000 shares of Series A Preferred Stock, no par value.

4.2 Preferred Stock The board of directors is authorized, subject to the limitations prescribed by law, to provide for the issuance of shares of preferred stock in one or more series, to establish the number of shares to be included in each series, and to fix the designation, powers, including voting rights, if any, preferences, and rights of the shares for each series, and any qualifications, limitations, or restrictions thereof.

4.3 Series A Preferred Stock The express terms and provisions of the Series A Preferred Stock are as follows:

(1) *Designated Amount.* Series A Preferred Stock number of shares shall be 10,000,000. Such numbers of shares may be increased or decreased by resolution of the board of directors; provided, however that no decrease shall reduce the number of shares of Series A Preferred Stock to less than the number of shares then issued and outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Corporation.

(2) *Dividends and Distribution.* Subject to the prior and superior rights of the holders of any shares of any class or series of stock of the Corporation ranking prior and superior to the shares of Series A Preferred Stock with respect to dividends, and subject to the Corporation Amended Articles of Incorporation, the holders of shares of Series A Preferred Stock shall receive the same number of dividend shares or cash dividend that

the shares would have been entitled to had they been converted into Common Stock pursuant to section 4 herein.

(3) *Voting Rights.* The holders of shares of Series A Preferred Stock shall have the following voting rights. Each share of Series A Preferred Stock shall entitle the holder thereof to 15 votes. Except as otherwise provided herein, in any Articles of Amendment creating a series of Preferred Stock or any similar stock of the Corporation, or by law, the holders of Series A Preferred Stock and the holders of Common Stock, having general voting rights shall vote together, as one class, on all matters submitted to a vote of shareholders of the Corporation. The number of votes hereunder shall be adjusted for any increase in the Common Stock issued due to stock splits, recapitalizations or stock dividends.

(4) *Conversion.* The Series A Preferred Stock may be converted by the purchaser into one share of common stock for every share of Preferred Stock. Such a conversion Ratio shall be adjusted for any stock split, recapitalizations or stock dividends.

(5) *No redemption.* Shares of Series A Preferred Stock shall not be subject to redemption by the Corporation.

(6) *Amendment.* At any time that any shares of Series A Preferred Stock are outstanding, this Articles of Amendment to the Articles of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to effect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting separately as a class.

ARTICLE V
PLACE OF BUSINESS

The address of the principal place of business of the Corporation is 982 E. 9th Street Lockport, IL 60441. The board of directors may at any time and from time move the principal office of the Corporation.

ARTICLE VI
DIRECTORS AND OFFICERS

The business of the Corporation shall be managed by its board of directors. The numbers of such directors shall not be less than (1) and, subject to such minimum may be increased or decreased from time to time in the manner provided within the Bylaws.

ARTICLE VII
LIABILITY AND INDEMNIFICATION OF DIRECTORS AND OFFICERS

To the fullest extent permitted by law, no director or officer of the Corporation shall be personally liable to the Corporation or its shareholders for damages of breach for any duty owed to the Corporation or its shareholders other than fraudulent act(s) or transaction(s) perpetrated by an officer or director of the company. In addition, the Corporation shall have the power, in the Bylaws or in any resolution of its stockholders or directors, to undertake to indemnify the officers and directors of this Corporation against any contingency or peril as may be determined to be in the best interest of this Corporation, and in conjunction therewith, to procure at this Corporation's expense, policies of insurance.

ARTICLE VIII
DENIAL OF PREEMPTIVE RIGHTS

No shareholder shall have any right to acquire shares or other securities of the Corporation except to the extent to such right may be granted by an amendment to the Articles of Amendment to the Articles of Incorporation or by a resolution of the board of directors.

ARTICLE IX
AMENDMENT OF BYLAWS

Anything in the Articles of Amendment to the Articles of Incorporation, the Bylaws, or the Florida Business Corporation Act notwithstanding, bylaws not be adopted, modified, amended or repealed by the shareholders of the Corporation except upon the affirmative vote of a simple majority vote of the holders of all the issued and outstanding shares of the Corporation entitled to vote thereon.

ARTICLE X
SHAREHOLDERS

10.1 Inspection of books. The board of directors shall make the reasonable rules to determine at what times and place and under what conditions the books of the Corporation shall be open to inspection by shareholders or a duly appointed representative of a shareholder.

10.2 Control Share Acquisition. The provisions relating to any control share acquisition as contained in Florida Statues now, or hereinafter amended, and any successor provision shall not be applied to the Corporation.

10.3 Quorum. The holders of the shares entitled to one-third of the votes at a meeting of shareholders shall constitute a quorum.

10.4 Required Vote. Acts of shareholders require the approval of holders 50.01% of the outstanding votes of the shareholders.

ARTICLE XI
CONTRACTS

No contract can be issued by this Corporation to either officers or directors in regards to compensation in any form(s) without the majority vote of the shareholders or by the board of directors and such contracts must be signed by any two officers and one director of this Corporation. No contract or other transaction between this Corporation and any person, firm or Corporation shall be affected by the fact that any officer or director of this Corporation is such other party or is, or at sometime in the future becomes, an officer, director or partner of such other contracting party, or has now or hereafter a director or indirect interest in such contract.

ARTICLE XII
RESIDENT AGENT

The address of the Corporation's registered office in the state of Florida is 3030 N. Rocky Point Dr., STE 150. The name of its registered agent at such address is Bill Havre/Assistant Secretary.

The Articles of Amendment to the Articles of Incorporation shall become effective upon filing with the Secretary of the State of Florida.

The WHAM INC. Corporation has caused this Articles of Amendment to the Articles of Incorporation to be executed on April 6th 2016.

Theodore Fotsis,
Chairman/CEO

Attest:

Russ Guzior,
Chief Operating Officer

Articles of Amendment
to
Articles of Incorporation
of

WHAM INC.

(Name of Corporation as currently filed with the Florida Dept. of State)

P01000117450

(Document Number of Corporation (if known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this ***Florida Profit Corporation*** adopts the following amendment(s) to its Articles of Incorporation:

A. If amending name, enter the new name of the corporation:

______________________________ *The new name must be distinguishable and contain the word "corporation," "company," or "incorporated" or the abbreviation "Corp.," "Inc.," or Co.," or the designation "Corp," "Inc," or "Co". A professional corporation name must contain the word "chartered," "professional association," or the abbreviation "P.A."*

FILED
16 NOV 14 PM 5:56
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

B. Enter new principal office address, if applicable:
(Principal office address MUST BE A STREET ADDRESS)

C. Enter new mailing address, if applicable:
(Mailing address MAY BE A POST OFFICE BOX)

D. If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:

Name of New Registered Agent ______________________________

____
(Florida street address)

New Registered Office Address: ______________________________, Florida ____________
(City) *(Zip Code)*

New Registered Agent's Signature, if changing Registered Agent:
I hereby accept the appointment as registered agent. I am familiar with and accept the obligations of the position.

____
Signature of New Registered Agent, if changing

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added:

(Attach additional sheets, if necessary)

Please note the officer/director title by the first letter of the office title:

P = President; V= Vice President; T= Treasurer; S= Secretary; D= Director; TR= Trustee; C = Chairman or Clerk; CEO = Chief Executive Officer; CFO = Chief Financial Officer. If an officer/director holds more than one title, list the first letter of each office held. President, Treasurer, Director would be PTD.

Changes should be noted in the following manner. Currently John Doe is listed as the PST and Mike Jones is listed as the V. There is a change, Mike Jones leaves the corporation, Sally Smith is named the V and S. These should be noted as John Doe, PT as a Change, Mike Jones, V as Remove, and Sally Smith, SV as an Add.

Example:

X Change	PT	John Doe
X Remove	V	Mike Jones
X Add	SV	Sally Smith

Type of Action (Check One)	Title	Name	Address
1) ___ Change	D	Mario Santiago	982 E. 9th Street
___ Add			Lockport, IL. 60441
X Remove			
2) X Change	CEO/D	Theodore Fotsis	982 E. 9th Street
___ Add			Lockport, IL. 60441
___ Remove			
3) ___ Change			
___ Add			
___ Remove			
4) ___ Change			
___ Add			
___ Remove			
5) ___ Change			
___ Add			
___ Remove			
6) ___ Change			
___ Add			
___ Remove			

E. **If amending or adding additional Articles, enter change(s) here**:
(Attach *additional sheets, if necessary*). *(Be specific)*

F. **If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:**
(*if not applicable, indicate N/A*)

Articles of Amendment
to
Articles of Incorporation
of

BERITH Holdings Corporation

(Name of Corporation as currently filed with the Florida Dept. of State)

P01000117450

(Document Number of Corporation (if known))

FILED
17 MAR 10 AM 9:51
SECRETARY OF STATE
DIVISION OF CORPORATIONS

Pursuant to the provisions of section 607.1006, Florida Statutes, this ***Florida Profit Corporation*** adopts the following amendment(s) to its Articles of Incorporation:

A. If amending name, enter the new name of the corporation:

________________ *The new name must be distinguishable and contain the word "corporation," "company," or "incorporated" or the abbreviation "Corp.," "Inc.," or Co.," or the designation "Corp," "Inc," or "Co". A professional corporation name must contain the word "chartered," "professional association," or the abbreviation "P.A."*

B. Enter new principal office address, if applicable:
(Principal office address MUST BE A STREET ADDRESS)

____

____

____

C. Enter new mailing address, if applicable:
(Mailing address MAY BE A POST OFFICE BOX)

____

____

____

D. If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:

Name of New Registered Agent ________________

____
(Florida street address)

New Registered Office Address: ________________, Florida ________
(City) *(Zip Code)*

New Registered Agent's Signature, if changing Registered Agent:
I hereby accept the appointment as registered agent. I am familiar with and accept the obligations of the position.

____
Signature of New Registered Agent, if changing

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added:

(Attach additional sheets, if necessary)

Please note the officer/director title by the first letter of the office title:

P = President; V= Vice President; T= Treasurer; S= Secretary; D= Director; TR= Trustee; C = Chairman or Clerk; CEO = Chief Executive Officer; CFO = Chief Financial Officer. If an officer/director holds more than one title, list the first letter of each office held. President, Treasurer, Director would be PTD.

Changes should be noted in the following manner. Currently John Doe is listed as the PST and Mike Jones is listed as the V. There is a change, Mike Jones leaves the corporation, Sally Smith is named the V and S. These should be noted as John Doe, PT as a Change, Mike Jones, V as Remove, and Sally Smith, SV as an Add.

Example:

X Change	PT	John Doe
X Remove	V	Mike Jones
X Add	SV	Sally Smith

Type of Action (Check One)	Title	Name	Address
1) ____ Change	______	______________________	______________________
____ Add			______________________
____ Remove			______________________
2) ____ Change	______	______________________	______________________
____ Add			______________________
____ Remove			______________________
3) ____ Change	______	______________________	______________________
____ Add			______________________
____ Remove			______________________
4) ____ Change	______	______________________	______________________
____ Add			______________________
____ Remove			______________________
5) ____ Change	______	______________________	______________________
____ Add			______________________
____ Remove			______________________
6) ____ Change	______	______________________	______________________
____ Add			______________________
____ Remove			______________________

E. **If amending or adding additional Articles, enter change(s) here:**
(Attach *additional sheets, if necessary*). *(Be specific)*

Article II - Shares are hereby amended to add the following: (See Attached)

Effective upon the "Effective Date" (as defined below), all issued and outstanding shares of Series A Preferred Stock of the corporation shall be decreased on a basis of five thousand to one (5000-1) without any action on the part of the shareholders thereof or the corporation, ("Reverse Split"). All issued and outstanding shares of Common Stock of the corporation shall also be decreased on a basis of three hundred to one (300-1); of such shares of Common Stock held on the Effective Date, ("Reverse Split") without any action on the part of the shareholders thereof or the corporation, provided however, that the corporation shall, through its transfer agent, exchange certificates representing Common Stock outstanding after the Effective Date of the Reverse Split (the "Existing Common") into new certificates representing the appropriate number of shares of Common Stock resulting from the decrease ("New Common"). No fractional shares will be issued as a result of the Reverse Split for Common Stock and all fractional shares outstanding of Common Stock will be rounded up to the nearest whole.

The "Effective Date" shall be the first date first date permitted or determined by the Financial Industry Regulatory Authority, (FINRA) as the effective date of the Reverse Split for both Series A Preferred Stock and Common Stock, subject to the prior filing and recorded of this Articles of Amendment in the office of the Florida Department of State Division of Corporations.

F. **If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:**
(*if not applicable, indicate N/A*)

N/A

The date of each amendment(s) adoption: ______________________________, if other than the date this document was signed.

Effective date if applicable: ______________________________

(no more than 90 days after amendment file date)

Note: If the date inserted in this block does not meet the applicable statutory filing requirements, this date will not be listed as the document's effective date on the Department of State's records.

Adoption of Amendment(s) **(CHECK ONE)**

■ The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐ The amendment(s) was/were approved by the shareholders through voting groups. *The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):*

"The number of votes cast for the amendment(s) was/were sufficient for approval

by ______________________________."

(voting group)

☐ The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

☐ The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Dated 3/6/17

Signature ______________________________

(By a director, president or other officer – if directors or officers have not been selected, by an incorporator – if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

Theodore Fotsis

(Typed or printed name of person signing)

Chairman/CEO/D

(Title of person signing)

WRITTEN CONSENT OF SHAREHOLDERS FOR THE APPROVAL OF THE FOLLOWING CORPORATE ACTIONS IN LIEU OF A MEETING OF THE SHAREHOLDERS

-OF-

BERITH Holdings Corporation (BHC).

The undersigned, being Shareholders (the "Shareholders") owning shares having the voting rights equal to a majority of the votes for all issued and outstanding shares of BERITH Holdings (the "Corporation"), a Florida Corporation, hereby do consent to the following corporate actions herein by letter of consent by majority vote of the Shareholders of the Corporation in the same force and effect as if it had been unanimously adopted at a fully convened meeting of the Shareholders of the Corporation, the said majority shareholders hereby do adopt the following resolution pursuant to Section 607.0704 of the Florida Business Corporation Act.

WHEREAS, upon the "Effective Date", (as defined below) the Shareholders believe that it is in the best interest of the Corporation to effectuate the following corporate action(s) of a Reverse Split for both its Series A Preferred Stock, (5000-1), and Common Stock, (300-1) and to change the name of the corporation and its ticker symbol. The "Effective Date" shall be the first date permitted or determined by the Financial Industry Regulatory Authority, (FINRA) as the effective date of the Reverse Split for both Series A Preferred Stock and Common Stock, subject to the prior filing and recorded of this Articles of Amendment in the office of the Florida Department of State Division of Corporations; and (Amendment filed 12/20/16 Changing name of Corporation from WHAM INC. to BERITH HOLDINGS)

WHEREAS, all the issued and outstanding shares of Series A Preferred Stock shall decreased on a basis of five thousand to one (5000-1) without any action on the part of the shareholders or the corporation, and all issued, and outstanding shares of Common Stock shall also decrease on a basis of three hundred to one (300-1) of such shares of

T.F.

Common Stock held on the Effective Date without any action on the part of the shareholders or the corporation, provided however, that the corporation shall, through its transfer agent, exchange certificates representing Common Stock outstanding after the Effective Date of the Reverse Split (the "Existing Common") into new certificates representing the appropriate number of shares of Common Stock resulting from the decrease ("New Common"). No fractional shares will be issued as a result of the Reverse Split for Common Stock and all fractional shares outstanding of Common Stock will be rounded up to the nearest whole. Furthermore, the shareholders believe that it is in the best interest of the corporation to change the name of the corporation and its ticker symbol conjointly with the corporate actions herein; and

WHEREAS, the Shareholders hereby believe it is in the best interest of the Corporation to ratify the following corporate action(s) of a Reverse Split, name change and ticker symbol change for the purpose of restructuring, rebranding and truing up the company's stock price.

NOW THEREFORE, it is

RESOLVED, the Shareholders hereby believe that it is in the best interest of the Corporation to authorize the following corporate action(s) of a Reverse Split for both its Series A Preferred Stock, (5000-1), and Common Stock, (300-1) and to change the name of the corporation and its ticker symbol; and it is further

RESOLVED, that all the issued and outstanding shares of Series A Preferred Stock shall decreased on a basis of five thousand to one (5000-1) without any action on the part of the shareholders thereof or the corporation. All the issued and outstanding shares of Common Stock shall decrease on a basis of three hundred to one (300-1); of such shares of Common Stock held on the Effective Date without any action on the part of the shareholders thereof or the corporation, provided however, that the corporation shall, through its transfer agent, exchange certificates representing Common Stock outstanding after the Effective Date of the Reverse Split (the "Existing Common") into new certificates representing the appropriate number of shares of Common Stock resulting from the decrease ("New Common"). No fractional shares will be issued as a

T.F.

result of the Reverse Split for Common Stock and all fractional shares outstanding of Common Stock will be rounded up to the nearest whole. In addition, the shareholders hereby believe that it is in the best interest of the corporation to change the name of the corporation and its ticker symbol conjointly with the corporate actions herein, and it is further

RESOLVED, that the Shareholders hereby believe it is in the best interest of the Corporation to authorize the following corporate action(s) herein to true up the company's stock price, and to ratify a complete restructuring, and rebranding of the company.

RESOLVED, that the Officers of the Corporation, and each of them, are hereby authorized and empowered, in the name and on behalf of the Corporation, to execute such documents and to take such additional action as they or any of them may deem necessary or desirable in order to implement the intents and purposes of all the foregoing resolutions of the corporate actions herein.

IN WITNESS WHEREOF, the undersigned have executed this Written Shareholder Consent as of the **6th** day of **March** 2017.

Theodore Fotsis

Chairman/CEO/D

Series A Preferred Stock: 4,000,000

Common Stock: 7,000,000

Russ Guzior

COO/D

Common Stock: 5,050,000

T.F.

TOTAL MAJORITY SHAREHOLDER VOTING POWER

Series A Preferred Stock: (15-1 common) = Sixty, (60,000,000) Million.

Common Stock: (1 for 1 common) = Twelve Million, (12,050,000) Fifty Thousand.

Voting Power = Seventy Two Million, (72,050,000) Fifty Thousand Thousand.

TOTAL OUTSTANDING SHARES OF THE CORPORATION

The total outstanding shares of the corporation as of March 6th 2017 is one hundred thirty two million nine hundred eighty nine thousand four hundred and seven (132,989,407) shares of common outstanding.

The total voting power of Seventy Two Million (72,050,000) Fifty Thousand equals 60.939% of the total majority vote.

Signature of Notary Public

Robert C Job

Printed name of Notary Public

My Commission Expires. 3-28-20

ROBERT C JOB
Official Seal
Notary Public - State of Illinois
My Commission Expires Mar 28, 2020

T.F.

Articles of Amendment
to
Articles of Incorporation
of
Syntrol Corp.

FILED

2017 OCT 16 P 2:22

[illegible] TALLAHASSEE, FLORIDA

Pursuant to the provisions of Section 607.1006, Title XXXVI of the Florida Statutes, Syntrol Corp., a Florida Profit Corporation (the "Corporation"), adopts the following amendment to its Articles of Incorporation:

Name of corporation: Syntrol Corp.

Article IV Capital Stock Section 4.3

The article has been amended as follows:

Effective as of October 10, 2017 (the "Effective Time"), a combination of the Corporation's Series A Preferred Stock shall become effective, pursuant to which every two hundred shares of Series A Preferred Stock outstanding immediately prior to the Effective Time shall be reclassified and combined into one share of Series A Preferred Stock automatically and without any action by the holder thereof and shall represent one share of Series A Preferred Stock from and after the Effective Time.

No fractional shares of Series A Preferred Stock shall be issued as a result of such combination. In lieu thereof, each holder of record of Series A Preferred Stock who would otherwise be entitled to receive a fractional share of Series A Preferred Stock shall receive one whole share of Series A Preferred Stock.

The date of each amendment(s) adoption: October 10, 2017

Adoption of Amendment(s): This Amendment was adopted by the Board of Directors and by 2/3 vote of the Series A Preferred Stock Shareholders of the Corporation by adoption of a resolution approving the share combination on October 9, 2017. The number of votes cast for this Amendment by the Shareholders was sufficient for approval.

Rights of Shareholders; Percentage of Authorized Shares: This Amendment does not adversely affect the rights or preferences of the holders of outstanding shares of the Corporation's Common Stock or Preferred Stock but does result in the percentage of authorized shares of the Corporation's Preferred Stock that remain unissued after the share combination to exceed the percentage of authorized shares of the Corporation's Preferred Stock that were unissued before the share combination.

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Corporation's Articles of Incorporation, as amended, to be signed by Terry MacAdam, its President, this 9th day of October, 2017.

Officer Signature (required):

Syntrol Corp.

____

Terry MacAdam, President